UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Desktop Metal, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!

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View the Notice of Proxy Statement, Annual Report,1234567890123456789012345678901234567890, 123456789012345678

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67890 online OR you can receive a free paper copy of voting material(s) by requesting prior to <matcutoff>. If you would like to

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FLASHID-JOB#

Ricky Campana

P.O. Box 123456

Suite 500

51 Mercedes Way

Edgewood, NY 11717

1 OF 2

322,224

148,294

30#

XXXX XXXX XXXX XXXX

DESKTOP METAL, INC.

2022 Annual Meeting

Vote by June 08, 2022

11:59 PM ET

DESKTOP METAL, INC.

63 3RD AVENUE

BURLINGTON, MA 01803

You invested in DESKTOP METAL, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 09, 2022.

& Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1)

visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote Virtually at the Meeting*

June 09, 2022

12:00 PM EDT

Meeting live via the Internet - please visit

www.virtualshareholdermeeting.com/DM2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items		Board Recommends
1.	Election of Class II Directors **Nominees:**	
1A	James Eisenstein	For
1B	Wen Hsieh	For
1C	Jeff Immelt	For
1D	Stephen Nigro	For
2	To ratify the appointment of Deloitte & Touche as the Company's independent registered public accountants for the fiscal year ending December 31, 2022.	For
3	To approve, on an advisory, non-binding basis, the compensation paid to our named executive officers.	For
4	To approve, on an advisory, non-binding basis, the frequency of future advisory votes on compensation paid to our named executive officers.	1 Year

NOTE: Such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

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FLASHID-JOB#